U.S. SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  March 14, 2011

                             PROMAP Corporation
           (Exact Name of Registrant as Specified in its Charter)

             Colorado               333-163342          20-8096131
(State or Other Jurisdiction    (Commission File  (I.R.S. Employer Iden-
of Incorporation or Formation)       Number)        tification Number)


                           7060B South Tucson Way
                         Centennial, Colorado  80112
                    (Address of principal executive offices)

                  Issuer's telephone number:  (720) 889-0510

                                      N/A
            (Former name, former address and former fiscal year,
                        if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain
Officers.

     (b) On March 9, 2011, David Bramhill resigned as a member of the Company's Board of Directors.

     (d)  On March 9, 2011, the Company's Board of Directors elected Robert
W. Carington Jr. to fill the vacancy on the Board of Directors. Mr. Carington has served as the Chief Financial Officer, Secretary and Treasurer of the Company since July 1, 2009.




                                  SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 15, 2011

                                    PROMAP CORPORATION



                                    By: /s/ Steven A. Tedesco
                                        Steven A. Tedesco
                                        Chief Executive Officer


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